OPERATING LEASES (FY)	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
OPERATING LEASES
14.   OPERATING LEASES

The Company leases office and manufacturing facilities under operating leases with terms ranging from one to 15 years, excluding renewal options.

Total net rental expense charged to operations in 2017, 2016, and 2015 was $34.6 million, $27.2 million and $20.2 million, respectively.  The amounts above are shown net of sublease rentals which were immaterial for the years 2017, 2016 and 2015, respectively.

Future minimum rental payments under operating leases with remaining non-cancelable terms in excess of one year are as follows:

	Real
In thousands	Estate	Equipment	Total
2018	$28,957	$2,690	$31,647
2019	25,857	1,925	27,782
2020	24,266	976	25,242
2021	19,561	512	20,073
2022	16,350	271	16,621
2023 and after	66,017	24	66,041